                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSRS

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04044

                               The Parnassus Fund
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)


       One Market -- Steuart Tower #1600, San Francisco, California 94105
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip code)


                                 Bryant Cherry
                               The Parnassus Fund
       One Market -- Steuart Tower #1600, San Francisco, California 94105
              ----------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

Item 1: Report(s) to Shareholders

                               THE PARNASSUS FUND

                         SEMIANNUAL REPORT JUNE 30, 2003

                                                                  August 4, 2003

DEAR SHAREHOLDER:

     As of June 30, 2003, the net asset value per share (NAV) of the Parnassus Fund was $29.65, so the overall return for the second quarter was a gain of 15.77%. This compares to a gain of 15.39% for the S&P, 21.11% for the Nasdaq and 15.86% for the average multi-cap core fund followed by Lipper, Inc. For the quarter, then, we had returns that were almost identical to the S&P and the Lipper average, but we finished behind the Nasdaq which is again soaring to speculative heights.

     For the year-to-date, the Fund is up 14.97% compared to a gain of 11.76% for the S&P, 21.82% for the Nasdaq and 12.03% for the Lipper average. So we're significantly ahead of the S&P and the Lipper average, but behind the soaring Nasdaq Composite index.

     Below is a table comparing the Parnassus Fund with the S&P, the Nasdaq and the Lipper Multi-Cap Core Average over the past one, three, five and ten-year periods. The total return figures are reduced by the amount of the maximum sales charge (3.5%), while the overall return figures give investment performance only. The performance figures for the average multi-cap core fund do not deduct any sales charges that may apply.

----------------------------------------------------------------------------------------------------------------
Periods Ending       Average Annual       Average Annual        S&P 500        Lipper Multi-Cap       Nasdaq
June 30, 2003         Total Return        Overall Return         Index           Core Average          Index
----------------------------------------------------------------------------------------------------------------
One Year                (0.72%)                2.89%              0.25%             (0.42%)            11.44%
Three Years            (11.49%)              (10.44%)           (11.16%)            (9.12%)           (25.48%)
Five Years               7.27%                 8.03%             (1.60%)            (0.01%)            (2.72%)
Ten Years                9.07%                 9.46%             10.02%              9.19%              8.71%
----------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

ANALYSIS

     As you can tell by looking at the financial statements at the end of this report, as of June 30, 2003, the Fund had 79% of its assets in cash and cash equivalents. This is the highest percentage in the history of the Fund since its inception in 1985. The reason for all the cash is that we can't find enough companies selling at reasonable valuations, so rather than investing in overpriced stocks, we've chosen to hold cash. I'll talk more about this in the "Outlook and Strategy" section of the report, but first I'd like to discuss how we were able to beat the S&P for the quarter while holding so much cash.

     The answer is twofold. First, the stocks that we did hold during the quarter did very well. Second, most of the move into cash didn't begin until well into May, so we were substantially invested for half of the period.

     Twelve stocks in the portfolio each gained enough to move the NAV higher by at least 11 cents per fund share. In contrast, there was only one company that caused a substantial drop in the Fund's NAV. That company was Johnson & Johnson whose stock fell 11.8% during the quarter as it went from $57.87 to $51.07, for a decline of 10 cents in the NAV. J&J reported record first quarter profits, but the stock fell as investors focused on the company's weak pharmaceutical pipeline and new competition from Boston Scientific in the market for coated stents that prop open clogged arteries. We feel that the company's long-term prospects are solid, and it should have good earnings this year. We are keeping the stock in the portfolio.

     Fortunately, the list of winners was much longer than the single entry loser's list. Genentech was the Fund's biggest winner, adding 88 cents to the NAV as the stock rose 69.5% from $35.01 to $59.35, which was the average price we sold it for during the quarter. In May, the company announced very positive clinical data for Avastin, its cancer drug designed to shrink the blood supply to tumors. In response, Genentech's stock soared an amazing $15 per share in one day--going from about $38 to $53. Unfortunately, we sold some of our stock in the low 50's. A short time later, the stock went into the 70's where we sold the rest of it to make an average selling price of around $60. While we feel that Avastin will be a very successful product for Genentech, we think that at $70, Genentech is overvalued.

     Although I felt remorse when the stock went to $70 after I had sold some in the low 50's. I'm delighted that the stock made such a strong contribution to the Fund's return this quarter. Many years ago, someone asked financier Bernard Baruch how he had done so well in the stock market. "I sold too soon," he said.

     Cisco Systems contributed 41 cents to the NAV as the stock rose 25.1% from $12.90 at the beginning of the quarter to $16.14 which was our average selling price. Despite a 4% sales decline in the second quarter compared to the same quarter last year, Cisco reported a profit increase of 35% because of strong cost control. We sold our shares in Cisco because of a weak revenue outlook. Although we consider good cost control a very important attribute of a successful company, it can't keep increasing a company's earnings indefinitely. Sales have to increase as well. In Cisco's case, sales are not increasing so we sold the stock.

     Charles Schwab added 31 cents to the NAV as the stock jumped 43.9% from $7.22 to $10.39 where we sold our shares. In June, the company announced that second quarter profits would be at least 15% above plan due to higher trading volume. We sold the stock because it was trading over 30 times estimated 2003 earnings, and we expect trading volume to decline during the slow summer months.

     Vitesse Semiconductor, a designer of communications and storage chips, saw its stock climb 42% from $2.14 to our average selling price of $3.04. This added 31 cents to the NAV. The company's chips were designed into some new products, and this spurred hopes of a recovery. Since we don't think that the company will return to profitability until next year, we concluded that the upward move in the stock was premature, so we sold it.

     Intel had a good quarter as the stock rose 17.7% from $16.28 to our average selling price of $19.16, thereby increasing the NAV by 28 cents. The company announced chip sales for its personal computers were at the high end of its projected range for the June quarter. While Intel's business prospects are improving, the stock trades at 25 times our 2004 earnings estimate. We sold our shares since we feel this recovery is already priced into the stock.

     Target jumped 29% from $29.26 to $37.84 and increased the Fund's NAV by 24 cents. While Target's earnings per share were flat in the April quarter versus a year ago, the company is positioned for growth the rest of the year due to sales gains, cost control and an expanding credit card business.

     Agere, the communications and storage chip maker that was spun off from Lucent, added 20 cents per fund share as its stock rose 20.6% from $1.60 to our average selling price of $1.93. Agere is losing money, but has contained its losses based on good cost control. While Agere has strong design wins that should boost growth, we sold our shares as profitability is at least two quarters away.

     Home Depot added 20 cents to the Fund's value as the stock increased 35.9% to $33.12. After losing market share to competitor Lowes the past few years, especially with women shoppers, CEO Robert Nardelli has begun to improve Home Depot's marketing and store layout. For example, the company's Design Place layout is now easier to shop with appliance, kitchen, bath and lighting areas grouped together with better signage.

     Mentor Graphics, the Portland, Oregon-based company that sells electronic design automation (EDA) software, boosted the NAV by 17 cents as the stock rose 17% to our average selling price of $10.46. Despite the current weak economy, Mentor's business is strong, driven by its Calibre product which helps chipmakers verify that designs can be manufactured properly. We admire Mentor for its leading products and social responsibility, but we sold our shares based on the outlook for a summer demand slowdown.

     The Gap rose 29.5% to $18.76 from $14.49 and increased each fund share by 15 cents. After two years of declining same store sales, new CEO Paul Pressler is leading a turnaround at Gap. May same store sales jumped 10% versus last year, based on better fashion and strong sales at Old Navy and Gap.

     Nokia, the world's largest cell phone maker, added 15 cents to the NAV as the stock increased 20.2% to $16.85, the price where we sold our shares. In mid-June, the company blamed soft handset sales on the SARS outbreak in China. Despite this news, the stock rose as investors focused on the prospect for a second half recovery. We're not as optimistic, so we sold the stock.

     Costco added 11 cents to each fund share as the stock climbed 21.9% to $36.60. The company reported 17% earnings growth versus last year and strong same store sales of 6% during the May quarter. Costco's low-priced, brand-name merchandise continues to generate strong customer traffic.

OUTLOOK AND STRATEGY

     As I indicated earlier, the Fund has 79% of its assets in cash which is a new high for us. The reason we have so much cash is that we can't find any reasonably priced stocks to buy. The market as a whole, as measured by the S&P 500, is trading around 35 times earnings.

Historically, the S&P's price/earnings ratio is between 15 and 20. Other ratios such as price/sales and price/book also show very high valuations. There are very few bargains around, so we've decided to stay on the sidelines for a while.

     If the economy were stronger and earnings were rapidly increasing, the high valuations might make more sense, but from where I sit, the economy looks very weak. The unemployment rate has increased to 6.4% and will probably go higher. Manufacturing output is contracting, retail sales are sluggish and technology spending is anemic. I admit that there are some positives such as low interest rates, a reasonably strong housing market and the need to make technology investments that have been deferred. Nevertheless, it doesn't seem as if the economy will be making a strong recovery this year.

     The other factor at work is the strong seasonality of the stock market. Most years, the stock market goes down in the summer and keeps falling until sometime in October when it hits bottom. Upward movement usually starts in November and normally continues into May or June. This is another reason to be cautious until late this fall.

     As contrarians, we also take investor sentiment into account. When most investors are positive, the market usually falls off. When investor sentiment is negative, the market usually goes up. At the present time, investor sentiment is wildly bullish. This is probably an indication of a big decline to come.

     The majority of investors are bullish right now, and they would argue that economists are predicting an economic recovery and a stock market increase usually comes months before an upturn in the economy. I agree with the point that the stock market usually rises 6-9 months before an economic recovery, but I don't see the recovery coming before the middle of next year. If I'm correct, the bull market wouldn't really start before November. In the meantime, there's a strong possibility that the market could have a major decline. For that reason, we're staying mostly in cash until a price drop brings more reasonable valuations.

PERSONNEL MATTERS

     This summer, we have six very accomplished interns helping us research companies. Skip Zwahlen is a graduate of Oregon State University where he was co-captain of the golf team. He also studied in the Advanced Management Program at the Haas School of Business at the University of California at Berkeley. He is currently an MBA candidate at the Marshall School at the University of Southern California. His work experience includes nine years with Hewlett-Packard in increasingly responsible executive positions, most recently as a national accounts manager.

     Megha Mehra will be a junior at the Wharton Business School at the University of Pennsylvania where she is concentrating in finance and marketing. At school, she was active in the Wharton India Economic Forum that gives an annual conference on business in India. Her work experience includes stints at the Student Federal Credit Union in Philadelphia and at Gillette India in New Delhi where she was a marketing intern. While a high school student in New Delhi, she did volunteer work for the Save Our Souls Organization that provides housing, food, clothing, education and a sense of family to homeless children. Megha is the sister of Shikha Mehra who interned with us last summer and the cousin of Dev Puri, an American medical doctor who interned with us five years ago when he was a medical student. Dev now holds a fellowship at the Sloan-Kettering Memorial Cancer Institute in New York. We're happy to have had three people from a great family joining us at Parnassus.

     Speaking of family, we're also happy to have Daniel Conrad join us this summer as an intern. Daniel is the son of one of my classmates from Harvard Business School, Bud Conrad, who is now on the faculty of Golden Gate University here in San Francisco. Although an interesting connection, that's not the reason Daniel is with us this summer. He was referred by his friend, Neil Ahlsten, brother of Todd Ahlsten, who is the portfolio manager of the Parnassus Equity Income Fund. Neil is working with us part-time during the summer before he goes to Princeton University in the fall to study international economic development in the graduate school. Neil also interned with us in the spring of 1999 and he has spent two years in Africa with Food for the Hungry where he worked in famine relief and agricultural development.

     But I digress. Getting back to Daniel Conrad, he is in the MBA program at Yale. He graduated from the University of California at Davis where he received both a bachelor's and a master's in economics. His work experience includes being a telecommunications analyst with the Law and Economics Consulting Group and the director of business development at YellowGiant Corporation, an internet advertising company. He has also worked as a camp counselor for disadvantaged youth.

     Keye Chow is a graduate of Stanford University and the Harvard Business School. His work experience includes serving as director of business development for Documentum, a software firm specializing in technology for document handling. He has also worked as director of corporate development at RSA Security, an enterprise security software company. Other experience includes investment banking as an associate with Merrill Lynch and venture capital with the Hong Kong office of Warburg Pincus.

     Ciera Graves will be a senior in business administration at California Polytechnic State University in San Luis Obispo, California. At Cal Poly, her activities include student government and serving as a counselor to other students during welcome week. Ciera's work experience includes a financial analyst internship at Medtronic in Santa Rosa, California and work as a sales assistant at Oakwood Worldwide in Newport Beach, California. She studied abroad for a semester at Oxford University in England and also delivered the commencement address at Irvine High School graduation ceremonies.

     David LaSalle just completed the Masters of Science in finance program at Golden Gate University. He is also a graduate in history from the University of California at Santa Barbara. His previous experience includes work as a credit analyst for Wedbush Morgan Securities and as a trader and institutional sales representative for B. Riley & Co. David has also done some work as an analyst for Indigo Capital Management.

     Each year, we have a reunion of former Parnassus interns. Below you will find a picture taken at the reunion on June 13, 2003.

                               [PHOTO OF REUNION]

     Seated in the front row (from left to right) are Lori Keith, Anh Tran, Jane Duong, Iris Lee, Jerome Dodson, Nathan Epstein, Irene Okello, and Carrie Lo. Second Row: Jeff Tha, Kathy Brozek, Christina Woo, Megha Mehra, Daniel Conrad, David La Salle, Todd Ahlsten, Neil Ahlsten, and Andy Rubinson. Back Row: Fred Jones, Ben Suppe, Stephen Dodson, Bill Fraser, Greg Hermanski and Marie Chen.

     From time to time, we also profile a member of the Parnassus staff. For this report, we're going to talk about Anh Cornell who is in charge of our mailing and fulfillment operation. Some of you may know Anh as "John Cornell" which he uses for business purposes. Anh was born in Saigon, Vietnam in 1971, but in 1980 left the country as a refugee. He fled in a small boat with his mother, his sister, his uncle and three cousins. A Greek ship picked them up in early 1980 and started to take them back to Vietnam. They pleaded not to be sent back, so when another Greek ship headed for Singapore crossed paths with the first Greek ship, they were transferred and taken to a camp in Singapore. They stayed in the refugee camp for six months before being sponsored and sent to the United States in November of 1980.

     My wife, Thao, is the sister of Anh's mother, so Anh is our nephew. We sponsored the family and they came to live with us in our home in San Francisco. Anh attended public schools in San Francisco. His father died before the family left Vietnam, so his mother was widowed. She remarried in the United States, and Anh's stepfather adopted him, so that's why he has the all-American name of Cornell.

     Anh studied economics at San Francisco State University and then came to work at Parnassus Investments in 1988, first on a part-time basis and later full-time. He has done a wonderful job for us. He keeps track of our prospectus and manages the mailing of prospectuses and sales literature to people interested in the Fund. (This is called "fulfillment.")

     He also does a great job of managing mailings. As most of you know, we have to do a lot of mailings at Parnassus Investments: statements, confirmations, IRA documents, tax statements and marketing mailings. Many mutual fund groups farm this out to a mailing house, but we do it all ourselves.

The reason we can do this is because Anh is a terrific manager and has a great crew. On many Saturdays, you can see as many as 20 people in our offices stamping and stuffing. Anh has a very positive personality and has excellent relations with his mailing crew. He's also cool in a crisis and a good problem-solver. Although I was reluctant to hire a family member many years ago and only did so after my wife strongly suggested that I hire Anh, I am now very happy that I took her "suggestion." Anh is a very valuable staff member and makes a great contribution to our company.

PROXY VOTING POLICIES AND PROCEDURES

     As many of you may know, mutual funds will soon be required to make public their proxy voting policies and procedures and also disclose their actual votes on proxy issues that come before the annual meetings of companies where they hold shares. We have drafted our proxy voting policies and procedures, and they should be on our website by August 5 and on the Securities and Exchange Commission's website (www.sec.gov) sometime next year. For those shareholders who prefer the old-fashioned way, you can request a copy of our policies by calling our toll-free number.

     Mutual funds are only required to disclose their actual votes once a year in August for the previous fiscal year ending June 30. The first disclosures would be in August of 2004 for the one year period ending June 30 of 2004. Since we are a social investment fund, we have decided to do more than the regulations require and we will be disclosing our actual votes in "real time." In other words, once we're up and running, you will be able to go to our website and see how we voted as soon as a meeting is held. Most annual meetings occur in the spring and cover the previous calendar year so there will be very few proxy votes to disclose until early next year. However, if there are any meetings held later this year, we will disclose our votes on the site. The disclosures will begin sometime late this year.

     The mutual fund industry opposed disclosure of proxy votes, but the social investment funds were in favor of it. Domini and Calvert were instrumental in getting the proposal passed. We think it's a good policy and it will help to enhance shareholder democracy and further the goals of the social investment movement.

                                             Yours truly,

                                             Jerome L. Dodson
                                             President

THE PARNASSUS FUND

STOCKS SOLD JANUARY 1, 2003 THROUGH JUNE 30, 2003 (UNAUDITED)

                                            Realized        Number                           Per             Sale          Per
             Company                       Gain (Loss)     of Shares         Cost           Share          Proceeds       Share
--------------------------------------------------------------------------------------------------------------------------------
Agere Systems, Inc.                       $ (5,315,685)    7,500,000     $ 19,824,411     $    2.64      $ 14,508,726     $ 1.93
Agilent Technologies, Inc.                    (303,110)      375,000        6,144,101         16.38         5,840,991      15.58
American Express Company                       632,805       250,000        8,282,755         33.13         8,915,560      35.66
American International Group, Inc.          (2,172,961)      155,700       10,965,237         70.43         8,792,276      56.47
Ann Taylor Stores Corporation                  452,476       125,000        2,512,385         20.10         2,964,861      23.72
Applied Materials, Inc.                     (2,121,001)    1,050,000       16,215,137         15.44        14,094,136      13.42
Becton Dickinson & Company                     (79,786)      175,000        5,246,033         29.98         5,166,247      29.52
Cadence Design Systems                        (306,866)      325,000        4,166,685         12.82         3,859,819      11.88
Cardinal Health, Inc.                         (592,272)      225,000       13,059,203         58.04        12,466,931      55.41
Charles Schwab Corporation                   2,133,110     1,150,000        9,810,898          8.53        11,944,008      10.39
Cisco Systems, Inc.                          1,860,680     1,500,000       22,346,450         14.90        24,207,130      16.14
Cognex Corporation                           3,453,506       500,000        7,612,598         15.23        11,066,104      22.13
Costco Wholesale Corporation                   (89,668)      140,000        4,191,264         29.94         4,101,596      29.30
Credence Systems Corporation                  (192,522)      100,000          903,637          9.04           711,115       7.11
Cytyc Corporation                             (157,875)      325,000        3,392,513         10.44         3,234,638       9.95
Electro Scientific Industries, Inc.            (46,998)      150,000        1,909,205         12.73         1,862,207      12.41
Ethan Allen Interiors, Inc.                     20,177         5,000          149,218         29.84           169,395      33.88
J.D. Edwards & Company                         (31,467)      100,000        1,146,545         11.47         1,115,078      11.15
FEI Company                                    422,115       250,000        3,619,419         14.48         4,041,534      16.17
Federal Home Loan Mortgage Coporation          (46,827)       75,000        3,826,650         51.02         3,779,823      50.40
Genentech, Inc.                             10,240,080       425,000       14,985,282         35.26        25,225,362      59.35
Genuine Parts Company                           33,693        10,000          300,181         30.02           333,874      33.39
Home Depot                                     764,497        75,000        1,602,252         21.36         2,366,749      31.56
IMS Health, Inc.                              (598,059)      400,000        6,784,991         16.96         6,186,932      15.47
Intel Corporation                              682,532     1,150,000       21,347,204         18.56        22,029,736      19.16
Invitrogen Corporation                       1,535,927       175,000        4,925,171         28.14         6,461,098      36.92
JDS Uniphase Corporation                       307,803     1,000,000        2,544,210          2.54         2,852,013       2.85
KLA Instruments Corporation                    195,821        25,000          666,825         26.67           862,646      34.51
LSI Logic Corporation                       (3,160,504)    1,200,000        9,204,944          7.67         6,044,440       5.04
Lam Research Corporation                        15,338         5,000           45,750          9.15            61,088      12.22
Longs Drug Stores Corporation                   66,647        25,000          494,622         19.78           561,269      22.45
McKesson Corporation                        (2,598,856)      350,000       11,116,580         31.76         8,517,724      24.34
MedImmune, Inc.                                997,571       175,000        4,106,780         23.47         5,104,351      29.17
Mentor Graphics Corporation                    517,132     1,200,000       11,559,731          9.63        12,076,863      10.06
Micron Technology, Inc.                       (198,281)      200,000        1,969,198          9.85         1,770,917       8.85
Nokia Corporation - ADR                        380,896       550,000        8,888,439         16.16         9,269,335      16.85
Novellus Systems                             1,294,114       560,000       15,037,574         26.85        16,331,688      29.16
NVIDIA Corporation                             515,614       550,000        6,787,431         12.34         7,303,045      13.28
ONYX Software Corporation                   (1,560,289)      800,000        2,424,262          3.03           863,973       1.08
Plantronics, Inc.                              394,936        75,000          999,375         13.33         1,394,311      18.59
SEI Corporation                               (117,711)      370,000       10,244,004         27.69        10,126,293      27.37
Siebel Systems, Inc.                            15,922       100,000          908,050          9.08           923,972       9.24
Solectron Corporation                         (211,006)       50,000          413,000          8.26           201,994       4.04
SonicWALL, Inc.                            (12,805,086)    2,500,000       21,888,359          8.76         9,083,273       3.63
Synopsys, Inc.                                 132,323        20,000          805,719         40.29           938,042      46.90
TECO Energy, Inc.                             (813,719)      250,000        3,381,169         13.52         2,567,450      10.27
Target Corporation                             223,110        50,000        1,493,335         29.87         1,716,445      34.33
Vitesse Semiconductor Corporation           (3,726,397)    4,000,000       15,887,873          3.97        12,161,476       3.04
Xilinx, Inc.                                    39,206        50,000        1,098,950         21.98         1,138,156      22.76
--------------------------------------------------------------------------------------------------------------------------------
   Total                                  $ (9,918,915)                  $327,235,605                    $317,316,690

THE PARNASSUS FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF JUNE 30, 2003 (UNAUDITED)

                                                                          Percent of
  Shares                  Common Stocks                                   Net Assets        Market Value
--------------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES
    275,000       Synovus Financial Corp.(2)                                 1.7%           $  5,912,500
                  INDUSTRIAL
    100,000       Baldor ElectricCompany                                     0.6%           $  2,060,000
                  INSURANCE BROKER
     75,000       Arthur J. Gallagher & Co.(2)                               0.6%           $  2,040,000
                  PHARMACEUTICAL
    200,000       Johnson & Johnson                                                           10,340,000
    150,000       MedImmune, Inc.(1)                                                           5,455,500
    370,000       Pfizer Inc.                                                                 12,635,500
                                                                             8.1%           $ 28,431,000
                  RETAIL
    200,000       Costco Wholesale Corporation(1)                                              7,320,000
    400,000       Gap, Inc.(2)                                                                 7,504,000
    200,000       The Home Depot, Inc.                                                         6,624,000
    200,000       Longs Drug Stores Corp.                                                      3,320,000
    300,000       Target Corporation                                                          11,352,000
                                                                            10.3%           $ 36,120,000
                  Total investment in common stocks
                  (cost $60,608,988)                                        21.3%           $ 74,563,500

 Principal
  Amount                 Short-Term Investments
--------------------------------------------------------------------------------------------------------
                  U.S. GOVERNMENT AGENCY DISCOUNT NOTES
$22,000,000       Federal National Mortgage Association
                  Zero Coupon,1.140% equivalent,
                  matures 07/07/03                                                          $ 21,995,820
 60,000,000       Federal Home Loan Bank
                  Zero Coupon,1.160% equivalent,
                  matures 07/11/032                                                           59,884,000
 29,000,000       Federal Home Loan Bank
                  Zero Coupon,0.900% equivalent,
                  matures 07/21/03                                                            28,985,500
 26,000,000       Federal Home Loan Bank
                  Zero Coupon,1.100% equivalent,
                  matures 07/24/03                                                            25,981,728
 26,000,000       Federal National Mortgage Association
                  Zero Coupon, 1.130% equivalent,
                  matures 08/06/03                                                            25,970,620
 20,000,000       Federal National Mortgage Association
                  Zero Coupon,1.140% equivalent,
                  matures 08/13/03                                                            19,972,767
 22,000,000       Federal National Mortgage Association
                  Zero Coupon,1.160% equivalent,
                  matures 08/27/03                                                            21,959,593
 20,000,000       Federal Home Loan Bank
                  Zero Coupon,1.020% equivalent,
                  matures 09/03/03                                                            19,963,733

                  Total (cost $224,713,761)                                 64.2%           $224,713,761

 Principal                                                                Percent of
  Amount                      Short-Term Investments                      Net Assets        Market Value
--------------------------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENTS
$   922,082       Bank of America Securities LLC
                  Triparty RepurchaseAgreement
                  (Repurchase agreement with The Bank of New York
                  dated 06/30/03, effective yield is 1.440%
                  matures 07/01/03, (3) collateralized by Bank of
                  America MortgageSecurities CMO, par value
                  $922,082, 04/25/33, total market value $922,082)
                  (cost $922,082)                                            0.3%           $    922,082

                  CERTIFICATES OF DEPOSIT (4)
    100,000       Albina Community Capital Bank
                  1.550%, matures 01/24/04                                                        97,734
    100,000       Community Capital Bank
                  1.580%, matures 02/05/04                                                        97,591
    103,304       Community Bank of the Bay
                  1.887%, matures 09/04/03                                                       102,557
    100,000       Wainwright Bank & Trust Co.
                  2.030%, matures 10/23/03                                                        98,741
    100,000       Vermont Development Credit Union
                  1.950%, matures 04/25/04                                                        96,716
     36,275       Self Help Credit Union
                  1.329%, matures 01/15/04                                                        35,486
    100,000       South Shore Bank Cleveland
                  1.610%, matures 11/02/03                                                        98,632
    100,000       Louisville Community Development Bank
                  1.150%, matures 05/10/04                                                        96,573
                  Total (cost $739,579)                                      0.2%           $    724,030

                  REGISTERED INVESTMENT COMPANIES -
                  MONEY MARKET FUNDS
$13,790,267       Goldman Sachs FS Government Fund
                  variable rate 0.990%                                                      $ 13,790,267
 13,803,325       Janus Government Fund
                  variable rate 1.090%                                                        13,803,325
     50,852       Scudder Government Fund
                  variable rate 0.910%                                                            50,852
                  Total (cost $27,644,444)                                   7.9%           $ 27,644,444

                  COMMERCIAL PAPER
  5,000,000       Four Winds Funding
                  variable rate 1.550%, matures 07/01/033
                  (cost $4,999,785)                                          1.4%           $  4,999,785

                  FLOATING RATE SECURITIES
  2,500,000       American Honda Finance
                  variable rate 1.270%,  matures 07/09/033                                     2,499,250
  3,000,000       Bear Stearns Co. FO MTN
                  variable rate 1.505%,  matures 02/03/043                                     3,000,000
  2,500,000       Washington Mutual Bank, FA FCD
                  variable rate 1.180%,  matures 11/26/033                                     2,500,000
  3,000,000       Washington Mutual Bank, FA FCD
                  variable rate 1.170%,  matures 01/16/043                                     3,000,000
                  Total (cost $10,999,250)                                   3.1%           $ 10,999,250

 Principal                                                                Percent of
  Amount                      Short-Term Investments                      Net Assets        Market Value
------------------------------------------------------------------------------------------------------------
                  COMMUNITY DEVELOPMENT LOANS (4)
$   100,000       Vermont Community Loan Fund                                               $     97,370
    100,000       Boston Community Loan Fund                                                      98,455
                  Total (cost $200,000)                                      0.1%           $    195,825

                  Total short-term securities
                  (cost $270,219,081)                                       77.2%           $270,199,177
                  Total securities                                          98.5%           $344,762,677
                  Payable upon return of securities loaned                  -4.8%            (16,921,117)
                  Other assets and liabilities-net                           6.3%             22,119,799
------------------------------------------------------------------------------------------------------------
                  Total net assets                                         100.0%           $349,961,359

(1)    These securities are non-income producing.

(2) This security or partial position of this security is on loan at June 30, 2003 (See Note 1). The total value of securities on loan at June 30, 2003 was $16,556,494.

(3) This security was purchased with cash collateral held from securities lending.

(4) Market value adjustments have been made on these securities to reflect early withdrawal/call penalties.

       Fund holdings will vary over time.

       Fund shares are not FDIC insured.

THE PARNASSUS FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2003 (UNAUDITED)

Assets
Cash                                                            $  21,801,166
Investments in securities, at market value
  (identified cost $60,608,988) (Note 1)                           74,563,500
Temporary investments in short-term
  securities (identified cost $270,219,081)                       270,199,177
Receivables:
   Dividends and interest                                             222,370
   Capital shares sold                                                140,107
   Securities sold                                                    439,345
   Other assets                                                        23,073
      Total assets                                              $ 367,388,738
Liabilities
Payable upon return of securities loaned                           16,921,117
Capital shares redeemed                                               331,967
Other liabilities                                                     174,295
      Total liabilities                                         $  17,427,379
Net assets
(equivalent to $29.65 per share based
  on 11,802,461 shares of capital stock outstanding)            $ 349,961,359

Net assets consisting of
Undistributed net investment income                             $     823,864
Unrealized appreciation on securities                              13,954,512
Undistributed net realized loss                                   (68,317,575)
Capital paid-in                                                   403,500,558
      Total net assets                                          $ 349,961,359

Computation of net asset value and offering price per share
Net asset value and redemption price
  per share ($349,961,359 divided by 11,802,461 shares)         $       29.65
Offering price per share (100/96.5 of $29.65)                   $       30.73

+ On investments of $15,000 or more, the sales charge is reduced as stated in the prospectus in the section entitled "How to Purchase Shares".

THE PARNASSUS FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment income
Dividends                                                                   $     769,133
Interest                                                                          665,162
Other income                                                                            0
  Total investment income                                                   $   1,434,296

Expenses
Investment advisory fees (Note 5)                                               1,054,146
Transfer agent fees (Note 5)                                                      249,735
Fund administration (Note 5)                                                       40,000
Service provider fees (Note 5)                                                     97,899
Reports to shareholders (Note 5)                                                   64,405
Registration fees and expenses                                                     17,268
Custody fees                                                                       37,323
Professional fees                                                                  24,057
Trustee fees and expenses                                                          16,757
Other expenses (Note 5)                                                            55,011
  Total expenses                                                            $   1,656,600
  Fees paid indirectly (Note 5)                                                   (24,205)
  Net expenses                                                                  1,632,395
      Net investment loss                                                   $    (198,099)

Realized and unrealized gain on investments
Realized gain from securitytransactions:
  Proceeds from sales                                                         679,678,139
  Cost of securities sold                                                    (689,352,277)
      Net realized loss                                                     $  (9,674,138)

Change in unrealized appreciation of securities:
  Beginning of period                                                         (40,254,364)
  End of period                                                                13,954,512
      Net change in unrealized appreciation of securities                   $  54,208,876

Net realized and unrealized gain on securities                              $  44,534,738
Net increase in net assets resulting from operations                        $  44,336,639

THE PARNASSUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2002

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     JUNE 30, 2003      DECEMBER 31, 2002
From operations
Net investment income (loss)                        $       (198,099)   $       1,567,647
Net realized loss from security transactions              (9,674,138)         (59,240,871)
Net change in unrealized appreciation                     54,208,876          (63,045,945)

Increase (decrease) in net assets resulting
  from operations                                   $     44,336,639    $    (120,719,169)

Dividends to shareholders
From net investment income                                         0                    0
From realized capital gains                                        0           (9,666,015)

Increase in net assets from
capital share transactions                                 2,417,686           28,056,290

Increase (decrease) in net assets                   $     46,754,325    $    (102,328,894)

Net assets
Beginning of period                                      303,207,033          405,535,927
End of period
  (including undistributed net investment income
   of $823,864 in 2003 and $1,021,964 in 2002)      $    349,961,359    $     303,207,033

THE PARNASSUS FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Parnassus Fund (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The following is a summary of significant accounting policies of the Fund.

     SECURITIES VALUATIONS: Investment securities are stated at market value based on recorded closing sales on a national securities exchange or on the Nasdaq's National Market System, or in the absence of a recorded sale, and for over-the-counter securities, at the mean between the last recorded bid and asked prices. Securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. Short-term securities are money market instruments and are valued at amortized cost, which approximates market value. Certain other investments are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. Investments are valued at the mean between the "bid" and "ask" prices where such quotes are readily available and are representative of the actual market for such securities. Other investments are carried at fair value as deter-mined using the Services based on methods which include consideration of (1) yields or prices of securities of comparable quality, coupon, maturity and type (2) indications as to values from dealers and (3) general market conditions.

     FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     SECURITIES TRANSACTIONS: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

     SECURITIES LENDING: The Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. Income from securities lending is included in interest income on the Statement of Operations.

     REPURCHASE AGREEMENTS: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

     USE OF ESTIMATES: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   TAX MATTERS AND DISTRIBUTIONS

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

THE PARNASSUS FUND

3.   CAPITAL STOCK

     As of June 30, 2003 there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $403,500,558. Transactions in capital stock (shares) were as follows:

                                                        SIX MONTHS ENDED                    YEAR ENDED
                                                         JUNE 30, 2003                   DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------
                                                    Shares           Amount           Shares           Amount
----------------------------------------------------------------------------------------------------------------
Shares sold                                        1,166,909      $ 23,162,268      2,083,533       $ 67,142,688
Shares issued through dividend reinvestment               --                --         344,300         9,025,045
Shares repurchased                                (1,118,946)      (20,744,582)     (1,636,340)      (48,111,443)
----------------------------------------------------------------------------------------------------------------
Net increase                                          47,963      $  2,417,686         791,493      $ 28,056,290
----------------------------------------------------------------------------------------------------------------

4.   PURCHASES AND SALES OF SECURITIES

     Purchases of securities were $48,394,237 and the proceeds from securities sold was $319,937,940, for the six months ending June 30, 2003. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation at June 30, 2003, are $330,828,069 and $13,954,512,
     respectively. Of the $13,954,512 of net unrealized appreciation at June 30, 2003, $13,954,512 is related to appreciation of securities and $0 is related to depreciation of securities.

5.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Under terms of an agreement which provides for furnishing investment management and advice to the Fund, Parnassus Investments received fees payable monthly, based on the Fund's average daily net assets for the month, at an annualized rate of 1% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next
     $100,000,000, and 0.60% of the remaining balance. Fees paid by the Fund to Parnassus Investments under the agreement totaled $1,054,146 for the six months ending June 30, 2003.

     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Fund, Parnassus Investments received fees paid by the Fund totaling $289,735 for the six months ending June 30, 2003. The transfer agent fee was $2.50 per month per account (for an aggregate amount of $249,735 for the six months ending June 30, 2003), and the fund administration fee was $6,667 per month (for an aggregate amount of $40,000 for the six months ending June 30, 2003).

     Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Fund. For these services, the Fund may pay Parnassus Investments an aggregate service fee at a rate not to exceed 0.25% per annum of the Fund's average daily net assets. Parnassus Investments will not keep any of this fee for itself, but will instead use the fee to pay the third party service providers. Service provider fees paid by the Fund totaled $97,899 for the six months ending June 30, 2003 (this was 0.06% per annum of the Fund's average daily net assets).

     In its capacity as underwriter and general distributor of the shares of the Fund, Parnassus Investments received commissions on sales of the Fund's shares for the six months ending June 30, 2003 totaling $127,081, of which $32,203 was paid to other dealers. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund and, as such, are not expenses of the Fund.

     Included in the statement of operations under the caption "Custody fees" are expenses totaling $14,922 for the six months ending June 30, 2003. Included in the statement of operations under the caption "Reports to shareholders" are expenses totaling $4,808 for the six months ending June 30, 2003. Included in the statement of operations under the caption "Professional fees" are expenses totaling $2,572 for the six months ending June 30, 2003. Included in the statement of operations under the caption "Other expenses" are expenses totaling $1,903 for the six months ending June 30, 2003. These amounts, in aggregate, are $24,205 and were paid by a third-party broker-dealer on behalf of the Fund.

     Jerome L. Dodson is the President of the Fund and is the President and majority shareholder of Parnassus Investments.

6.   FINANCIAL HIGHLIGHTS

     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2003, and for each of the five years ended December 31 are as follows:

                                                     June 30, 2003
                                                      (unaudited)       2002         2001         2000        1999         1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $      25.79   $     36.99   $    39.22  $     50.67  $    36.24   $    35.74
Income (loss) from investment operations:
Net investment income (loss)                                (0.02)         0.14         0.68         0.07       (0.21)       (0.06)
Net realized and unrealized gain (loss) on securities        3.88        (10.51)        2.39         0.68       17.29         0.56
  Total income (loss) from investment operations             3.86        (10.37)        3.07         0.75       17.08         0.50
Distributions:
Dividends from net investment income                           --            --        (0.56)       (0.08)         --           --
Distributions from net realized gain on securities             --         (0.83)       (4.74)      (12.12)      (2.65)          --
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                          --         (0.83)       (5.30)      (12.20)      (2.65)          --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                     $      29.65   $     25.79   $    36.99  $     39.22  $    50.67   $    36.24
Total overall return*                                       14.97%       (28.05%)       7.84%        1.98%      47.74%        1.40%
Ratios/supplemental data:
Ratio of expenses to average net assets                      1.03%         1.00%        1.00%        0.92%       1.07%        1.10%
Decrease reflected in the above expense ratios due
   to fees paid indirectly                                   0.01%         0.06%          --           --          --           --
Ratio of net investment income (loss) to average
   net assets                                               (0.12%)        0.45%        1.73%        0.12%      (0.50%)      (0.09%)
Portfolio turnover rate                                     23.80%       142.04%      127.43%      120.58%      65.70%       99.20%
Net assets, end of period (000's)                    $    349,961   $   303,207   $  405,536  $   360,809  $  363,817   $  302,762

* Total overall return figures do not adjust for the sales charge.

                               INVESTMENT ADVISER
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  LEGAL COUNSEL
                                 Foley & Lardner
                             777 E. Wisconsin Avenue
                               Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                              Deloitte & Touche llp
                                50 Fremont Street
                         San Francisco, California 94105

                                    CUSTODIAN
                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   DISTRIBUTOR
                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                               THE PARNASSUS FUND
                            One Market-Steuart Tower
                                    Suite1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com

      This report must be preceded or accompanied by a current prospectus.

Item 2:  Code of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5:  Not applicable.

Item 6:  Reserved.

Item 7:  Not applicable.

Item 8:  Reserved.

Item 9:  Controls and Procedures.

(a) Based on the evaluation of the Parnassus Fund's disclosure controls and procedures as of August 7, 2003, these controls and procedures are effective in providing reasonable assurance, that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission.

(b) There were no significant deficiencies or material weaknesses in the Parnassus Fund's (the Fund) internal controls subsequent to the date of evaluation. However, the Fund is in the midst of an accounting software change. As a result, internal controls are being evaluated and changed as necessary, on an ongoing basis as the system evolves.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Parnassus Fund

By: /s/ Jerome L. Dodson
    ----------------------------------
    Jerome L. Dodson
    President

Date: August 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jerome L. Dodson
    --------------------------------
    Jerome L. Dodson
    President

Date: August 18, 2003


By: /s/ Bryant Cherry
    --------------------------------
    Bryant Cherry
    Vice President

Date: August 18, 2003